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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of U.S. Restaurant Properties, Inc. and subsidiaries on Form S-8 of our report dated March 9, 2001 appearing in the Annual Report on Form 10-K of U.S. Restaurant Properties, Inc. for the year ended December 31, 2000.



DELOITTE & TOUCHE LLP

Dallas, Texas
August 24, 2001